SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  September 21, 1994

                 LEHMAN BROTHERS HOLDINGS INC.
     (Exact name of registrant as specified in its charter)

                            Delaware
         (State or other jurisdiction of incorporation)

     1-9466                        13-3216325
(Commission  File Number)      (IRS Employer  Identification No.)


3 World Financial Center
New York, New York            10285
(Address of principal                   (Zip Code)
executive offices)

            Registrant's telephone number, including
                   area code: (212) 526-7000

            ________________________________________


Item 5.   Other Events


Third Quarter and Year-to-Date 1994 Earnings

     On September 21, 1994, Lehman Brothers Holdings Inc.
(the "Registrant") issued a press release with respect to its third quarter and year-to-date 1994 earnings (the
"Earnings Release").

     Copies of the Earnings Release follow.

     Following the Registrant's release of its third quarter earnings, Standard & Poor's ("S&P") revised its long-term debt outlook for the Registrant to negative from stable, while affirming its current ratings of single "A" on the Registrant's long-term senior debt and "A-1" on its short-term debt. S&P stated that the downturn in the fixed income markets, along with low trading volumes in long-term debt, has affected the Registrant's profitability. S&P stated further, however, that Lehman remains a well-managed firm with a customer-oriented franchise and adequate diversification among securities industry segments. It also stated that it expects that the firm will maintain its position in underwriting and trading markets.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          The following Exhibits are filed as part of this Report.



               99.1      Press Release Relating to
                         Third Quarter 1994 Earnings

               99.2      Selected Statistical
                         Information

               99.3      Consolidated Statement of
                         Operations
                         (Three Months Ended August 31, 1994)
                         (Preliminary and Unaudited)

               99.4      Consolidated Statement of Operations
                         (Eight Months Ended August 31, 1994)
                         (Preliminary and Unaudited)



     The Exhibit Index to this Report is incorporated herein by reference.



                           SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEHMAN BROTHERS HOLDINGS INC.




                              By:  /s/ Robert Matza
                                   -----------------------------
                                   Robert Matza
                                   Chief Financial Officer
                                   (Principal Financial Officer)



Date:  September     , 1994




                        EXHIBIT INDEX



Exhibit No.              Exhibit


Exhibit 99.1             Press Release
                         Relating to Third Quarter 1994 Earnings

Exhibit 99.2             Selected Statistical Information

Exhibit 99.3             Consolidated Statement of Operations
                         (Three Months Ended August 31, 1994)
                         (Preliminary and Unaudited)

Exhibit 99.4             Consolidated Statement of Operations
                         (Eight Months Ended August 31, 1994)
                         (Preliminary and Unaudited)


                                                Exhibit 99.1


                                                Exhibit 99.2

                                                Exhibit 99.3

                                                Exhibit 99.4



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